UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 20, 2006
VOLCANO CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
California

(State or Other Jurisdiction of Incorporation)

000-52045	33-0928885

(Commission File Number)	(IRS Employer Identification No.)

2870 Kilgore Road, Rancho Cordova California	95670

(Address of Principal Executive Offices)	(Zip Code)
1-800-228-4728

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On June 20, 2006 Volcano Corporation (“Volcano”) issued a Press Release regarding the exercise by the underwriters of the over-allotment option, which was granted in connection with Volcano’s initial public offering of 6,800,000 shares on June 14, 2006. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
99.1	Text of Volcano Corporation Press Release dated June 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2006

VOLCANO CORPORATION

	By:	/s/ John T. Dahldorf

John T. Dahldorf,
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Text of Volcano Corporation Press Release dated June 20, 2006